================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 29, 1999


                            MUZAK LIMITED PARTNERSHIP
                            MUZAK CAPITAL CORPORATION
--------------------------------------------------------------------------------
           (Exact Name of Registrants as Specified in their Charters)


                                    DELAWARE
                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         333-03741                                      13-3647593
       333-03741-01                                     91-1722302
--------------------------------------------------------------------------------
(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)


     2901 THIRD AVENUE, SUITE 400
         SEATTLE, WASHINGTON                                        98121
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (206) 633-3000
--------------------------------------------------------------------------------
              (Registrants' Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================



NYFS08...:\63\64563\0011\1777\FRM1279U.03D

Item 5.     Other Events.

            On January 29, 1999, Muzak Limited Partnership ("Muzak"), MLP Acquisition, L.P., Muzak's managing general partner ("MLP Acquisition"), and Music Holdings Corp., MLP Acquisition's general partner ("MHC"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 29, 1999, with ACN Holdings, LLC ("ACN Holdings") and Audio Communications Network, LLC, a wholly-owned subsidiary of ACN Holdings ("ACN"), pursuant to which Muzak will be merged with and into ACN (the "Merger") and ACN shall continue as the surviving entity of the Merger. Under the terms of the Merger Agreement, the equity holders of Muzak shall receive consideration in the Merger comprised of cash and a continuing ownership interest in ACN. The total value of the cash consideration plus the debt to be assumed by ACN under the terms of the Merger Agreement is approximately $250 million, subject to adjustment pursuant to certain conditions set forth in the Merger Agreement. The current owners of Muzak will retain equity interests in two unrelated Internet businesses. The consummation of the Merger is subject to certain conditions, including clearance or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the copy of the Merger Agreement attached hereto as Exhibit 2.1.

            Additionally, Muzak issued a press release on February 1, 1999, announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Exhibit
-----------       -------

 2.1 Agreement and Plan of Merger, dated as of January 29, 1999, among ACN Holdings, LLC, Audio Communications Network, LLC, Muzak Limited Partnership, MLP Acquisition, L.P. and Music Holdings Corp.

99.1              Press Release dated February 1, 1999.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                    MUZAK LIMITED PARTNERSHIP
                                    (Registrant)

                                    By: /s/ Brad D. Bodenman
                                        ------------------------------------
Date: February 4, 1999                  Brad D. Bodenman
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer and Chief
                                        Accounting Officer of Muzak
                                        Limited Partnership)



                                    MUZAK CAPITAL CORPORATION
                                    (Registrant)

                                    By: /s/ Brad D. Bodenman
                                        ------------------------------------
Date: February 4, 1999                  Brad D. Bodenman
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer and Chief
                                        Accounting Officer of Muzak
                                        Limited Partnership)

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

 2.1 Agreement and Plan of Merger, dated as of January 29, 1999, among ACN Holdings, LLC, Audio Communications Network, LLC, Muzak Limited Partnership, MLP Acquisition, L.P. and Music Holdings Corp.

99.1              Press Release dated February 1, 1999.